IRONWOOD MULTI-STRATEGY FUND LLC

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(415) 777-2400

SUPPLEMENT DATED MAY 1, 2017
TO PROSPECTUS DATED AUGUST 29, 2016

This Supplement is intended to highlight certain changes to the Prospectus.

The Fund Administrator

Effective May 1, 2017, The Bank of New York Mellon will serve as the Fund Administrator to Ironwood Multi-Strategy Fund LLC. References in the Prospectus to State Street Bank and Trust Company will be replaced with The Bank of New York Mellon.

*          *          *          *

The information in this Supplement modifies the Ironwood Multi-Strategy LLC Fund Prospectus dated August 29, 2016. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “The Fund Administrator.”